OFFICERS AND DIRECTORS
George R. Aylward
President, Chairman and Chief Executive Officer

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Marc Baltuch
Chief Compliance Officer and Vice President

Moshe Luchins
Vice President

Kevin J. Carr
Chief Legal Officer and Secretary

W. Patrick Bradley
Treasurer

Jacqueline Porter
Vice President and Assistant Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

INVESTMENT ADVISER
Zweig Advisers LLC
900 Third Avenue
New York, NY 10022-4793

FUND ADMINISTRATOR
VP Distributors, Inc
100 Pearl Street
Hartford, CT 06103-4506

CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

LEGAL COUNSEL
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022-2585

TRANSFER AGENT
Computershare Trust Company, NA
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                                                                           Q1-10

      Quarterly Report



      Zweig

      THE ZWEIG FUND, INC.


      March 31, 2010

                                  [LOGO]

  VIRTUS
  INVESTMENT PARTNERS

               FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

   The Fund has a Managed Distribution Plan to pay 10% of the Fund's net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular quarterly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund's investment performance from the amount of the distributions or from the terms of the Fund's Managed Distribution Plan.

   The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income".

   The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

   The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

   Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at:.
http://www.virtus.com/products/closed/details.aspx?type=individual&fundid=ZF

                                                                 April 30, 2010

DEAR FELLOW ZWEIG FUND SHAREHOLDER:

   I am pleased to share with you the manager's report and commentary for the Zweig Fund, Inc. for the quarter ended March 31, 2010.

   The Zweig's Fund's net asset value increased 2.80% for the quarter ended March 31, 2010, including $0.095 in re-invested distributions. During the same period, the S&P 500 Index gained 5.39%, including re-invested dividends. The Fund's average equity exposure for the quarter was approximately 79%.

              Sincerely,

              /s/ George R. Aylward

              George R. Aylward
              President, Chairman and Chief Executive Officer
              The Zweig Fund, Inc.
                          MARKET OVERVIEW AND OUTLOOK

   The domestic stock market's winning streak continued through the first quarter of 2010 with the major indexes rising more than 4%. Marking the fourth consecutive quarterly rally, it was one of the best first quarters in a decade.

   The Dow Jones Industrial Average rose 428 points, or 4.1%/(1)/, ending the quarter at 10,856, its best first-quarter performance since 1999. It was a gain of 43%/(1)/ from March 31, 2009 but is far from the record high of 14,165 in October 2007.

   The S&P 500 Index climbed 4.9%/(1)/ in the quarter to close at 1,169, an increase of 47%/(1)/ over the past 12 months. It is still 25% below its all-time high of 1,565 in October 2007.

   The Nasdaq Composite, which is technologically heavy, showed the biggest percentage gain by moving up 5.7%/(1)/ in the quarter, closing at 2,397. While 56.4%/(1)/ higher than on March 31, 2009, it is less than halfway back to its peak of 5,048 in March 2000.

   The world markets presented a mixed picture. While the Dow Jones Total Stock Market Global Index rose 3.3%/(1)/, the Chinese market weakened considerably. The Shanghai Composite Index, which soared 80%/(1)/ last year, declined 5.1%/(1)/ in the first quarter. Hong Kong's Hang Seng Index, up 52%/(1)/ last year, dipped 2.9%/(1)/ for the quarter. Japan's Nikkei Stock Average of 225 Companies did far better, rising 5.2%/(1)/ for the quarter.

   Europe also showed sharp differences. While France's CAC-40, Germany's DAX and Britain's FTSE reported gains of 1%/(1)/, 3.3%/(1)/,


/(1)/ Return excludes reinvested dividends.


 Managed Distribution Plan: The Fund has a policy to distribute 10% of its net asset value annually. Please see inside the front cover for more information.

and 4.9%/(1)/, respectively, the debt-laden countries did poorly. Greece's ASE Composite Index, Spain's IBEX 35 and Portugal's PSI 20 showed declines of 5.9%/(1)/, 9%/(1)/ and 4.3%/(1)/ respectively.

   In the U.S, market direction will depend largely on decisions by the Federal Reserve (the "Fed"). In this regard, Fed Chairman Ben Bernanke reassured Congress that his agency did not intend to start raising short-term interest rates, now nearly zero, for "an extended period." This is necessary, he said, because the economy "still requires support for recovery."

   In a separate report, the Fed announced that industrial production increased 1.7% in February compared with a year earlier. Following a 0.9% gain in January, output has risen eight months in a row. The amount of national production capacity in use inched up to 72.7% in February but was well still below the historical average of 80.6%.

   Citing continued improvement in demand, The Institute for Supply Management ("ISM") reported that manufacturing activity expanded at its strongest rate since July 2004. ISM's gauge of industrial companies climbed to 59.6 in March from 56.5 in February. For manufacturing, this marked the eighth consecutive month of positive momentum. Also showing strength, the service sector grew to
55.4 in March from 53 in February, its third monthly rise in a row. Any reading over 50 indicates expansion. Other upbeat news came from the Conference Board, which reported that its index of consumer confidence increased 6.1 points in March to 52.5.

   Additional encouraging news of economic revival came from the Labor Department report that the U.S. private sector added 123,000 jobs in March, the fourth increase in five months and the most in five years. Despite these gains, the nation's jobless rate held unchanged at 9.75%. The annual Economic Report of the President forecast that the unemployment rate would fall to 9.2% next year and to 8.2% in 2012.

   Gross domestic product, the total value of goods and services created in the economy, grew at an annual rate of 5.6% in the final quarter of 2009, a revision of the previous 5.9% estimate, according to the Commerce Department. It was still the fastest quarterly expansion in more than six years. Here the Obama Administration forecast that the GDP would grow by 3% this year.

   There was also a rare bright note in the housing market, a cornerstone of the economy. Pending home sales, reported by the National Association of Realtors, surprised analysts by jumping 8.2% in February. These are homes that are in contract but not yet closed. Other housing figures were not so favorable. Sales of existing homes slipped 0.6% in February. Home construction declined 0.6% in February according to the Department of Commerce. Overall spending on construction projects fell 1.3% that month.

   There was good news about foreign trade. The Commerce Department reported that the U.S. trade deficit shrank 6.6% in January to $37.3 billion. While exports dipped 0.3%, its first decline since April, imports dropped 1.7%. In a program to stimulate exports, President Obama called for raising credit for small and medium-size businesses by $2 billion, lifting barriers to selling some products abroad, and setting up a cabinet-level panel on exports.

   Reflecting market uncertainty, initial public offerings ("IPO's") were sluggish in the first quarter. In the U.S., 20 companies raised a total of $3.2 billion compared with 23 companies that raised $8.8 billion during the final quarter of 2009, according to Dealogic. In the first quarter of 2009, there was only one American IPO that raised $828 million. World-wide, 260 public offerings raised $50.5 billion in the first quarter, a 19% decline in dollar volume from the fourth quarter of last year. China remained the leading global issuer of IPOs, with 104 companies raising $18.1 billion in the first quarter compared with 108 companies that raised $23.6 billion in the final quarter of 2009.

   U.S. merger and acquisition dollar volume also slowed in the first quarter. Although the number of U.S. deals rose 26% to 2,356 in the quarter, dollar volume declined 12% to $217.6 billion compared with $248.2 billion in the 2009 period, according to Dealogic. Globally, dollar volume in the first quarter totaled $650 billion, up 14% from the like 2009 period but down 3% from the fourth quarter of last year.

   Consumer spending, which accounts for about 70% of economic activity, increased 0.3%, or $34.7 billion, in February from January, according to the Commerce Department. It was the fifth consecutive monthly advance. Spending for the first two months of 2010 was climbing at an inflation-adjusted 3.1% rate for the quarter, on track to be the fastest pace since the first quarter of 2007. However, wages and salaries, which comprise over half of personal income, grew by only 0.1%, or $2.7 billion, in February.

   Indicating that inflation is not a serious concern at this time, consumer prices were unchanged and wholesale prices declined in February, according to the Labor Department. Consumer prices held steady after increases of 0.2% in December and January. Producer prices fell 0.6% in February after rising 0.4% in December and 1.4% in January.

   Companies in the S&P 500 were expected to report first-quarter earnings 36% above the 2009 period, according to Thomson Reuters. Indicating that this is a conservative prediction, John Butters, the company's director of U.S. earnings research, noted that "typically 60% of companies beat estimates."

   Bloomberg News reported that, based on these earnings estimates, stocks in the S&P 500 Index were trading at a price/earnings ratio of 15.01 on March 31 compared with 18.03 at the year-end and 13.55 at the end of March last year. For trailing 12-month earnings, the P/Es were 22.86, 21.80 and 18.56, respectively. While not bargains or excessively priced, these P/Es are close to historically average valuations.

   As has been true for sometime, individual investors are far more cautious than analysts on their market perspective. Surveyed by Investors Intelligence, analysts totaled 49% bulls and 20% bears on March 31, 2010. At the year-end, analysts were at 52% bulls and only 17% bears. In contrast, the American Institute of Investors reported that its members stood at 32% bulls and 35% bears on March 31 and evenly split, 38% bulls and 38% bears, at the close of 2009.

   The market's strong tape action, improved earnings and low interest rates combined to make the analysts increasingly optimistic while many investors, who suffered heavy losses during the meltdown, have not regained faith in the market and are looking for safety in bond funds.

   We would be more concerned if investors shed their neutrality and joined the analysts in their strongly positive mode. Our sentiment indicators, which already reflect growing optimism, have been deteriorating but have not reached extreme levels. Meanwhile, our monetary and tape indicators are positive.

   Although the Fed has not hiked interest rates, it has already cut back some by ending its program to purchase mortgages. In a typical business cycle, inflation would turn higher at some point and the Fed would respond by raising interest rates. These are developments we will watch for because greater inflation and a tighter Fed would increase market risk. We are currently at 77% invested, which is on the moderately bullish side for us.

              Sincerely,

              /s/Martin E. Zweig, Ph.D.


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   The Fund's leading stock market sectors as of March 31, 2010, included Energy, Information Technology, Consumer Staples, Health Care and Industrials. While there were some changes in percentages held, all of the above appeared in the previous listing. During the quarter we added to our positions in Energy and Materials and reduced our holdings in Consumer Discretionary and Information Technology.

   Our leading individual positions on March 31, 2010, included Cisco, Clorox, Continental Airlines, Corning, Freeport McMoRan, McDonald's, Occidental Petroleum, PepsiCo, Potash Corp., and QUALCOMM.

   Although there were no changes in shares held, Clorox, Corning, Freeport McMoRan, McDonald's and PepsiCo are new to this listing. Also new is Potash Corp., where we trimmed our position.

   No longer among our top positions are the following where we reduced our holdings: Biogen Idec, Costco, Johnson and Johnson, Microsoft, Research in Motion and Union Pacific.

              Sincerely,



              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Zweig Advisers, LLC

ASSET ALLOCATION AS OF MARCH 31, 2010

   The following graph illustrates asset allocations within certain sectors and as a percentage of total investments as of March 31, 2010.

                     [CHART]

Energy                                     14%
Information Technology                     13%
Consumer Staples                           10%
Health Care                                10%
Industrials                                 9%
Materials                                   7%
Telecommunication Services                  3%
Other (includes short-term investments)    34%






The preceding information is the opinion of portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
For information regarding the indexes cited and key investment terms used in this report see page 6.

KEY INVESTMENT TERMS

ASE COMPOSITE INDEX: a capitalization-weighted index of Greek stocks listed on the Athens Stock Exchange.

AMERICAN DEPOSITARY RECEIPT (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

CAC-40 INDEX: a narrow based modified capitalization weighted index of 40 companies listed on the Paris Bourse. It is a free float weighted index.

CONFERENCE BOARD REPORT: widely followed economic indicators, particularly the Consumer Confidence Index ("CCI"). The Conference Board also connects some 2,000 companies via forums and peer-to-peer meetings to discuss what matters to companies today: issues such as top-line growth in a shifting economic environment and corporate governance standards.

CONSUMER PRICE INDEX (CPI): Measures the pace of inflation by measuring the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

DAX INDEX: A total return index of 30 selected German blue chip companies traded on the Frankfurt Stock exchange. It is a free float weighted index.

DEALOGIC: Provides technology, data analytics, and consulting services platform to Investment Bank and Capital Markets professionals.

DEFLATION: A general decline in prices, if it persists, generally creates a vicious spiral of negatives such as falling profits, closing factories, shrinking employment and incomes, and increasing defaults on loans by companies and individuals. To counter deflation, the Federal Reserve (the Fed) can use monetary policy to increase the money supply and deliberately induce rising prices, causing inflation.

DOW JONES GLOBAL EX. U.S. INDEX/SM/: A market capitalization-weighted index which covers approximately 95% of the market capitalization of the represented countries of Australia, Austria, Belgium, Brazil, Bulgaria, Canada, Chile, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Italy, Japan, Latvia, Lithuania, Malaysia, Malta, Mexico, Netherlands, New Zealand, Norway, Philippines, Poland, Portugal, Romania, Singapore, Slovakia, Slovenia, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand and the United Kingdom.

DOW JONES INDUSTRIAL AVERAGE/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

DOW JONES TOTAL STOCK MARKET GLOBAL INDEX: A series of Dow Jones Global Indexes is a float-adjusted market capitalization index.

FEDERAL RESERVE: The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE 100 INDEX: A capitalization weighted index of the 100 most capitalized companies traded on the London Stock Exchange.

GROSS DOMESTIC PRODUCT (GDP): An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

HANG SENG INDEX: Capitalization weighted index that tracks the largest 40 companies that trade on the Hong Kong Exchange.

IBEX 35 INDEX: Comprised of the 35 most liquid stock's traded on Spain's Continuous Market. It is a free float weighted index.
INFLATION: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

INITIAL PUBLIC OFFERING (IPO): A company's first sale of stock to the public.

INSTITUTE FOR SUPPLY MANAGEMENT (ISM) REPORT ON BUSINESS/(R)/: An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

INVESTORS INTELLIGENCE SURVEY: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

NASDAQ COMPOSITE/(R)/ INDEX: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

NATIONAL ASSOCIATION OF REALTORS (NAR): A trade organization of Real Estate professionals, founded in 1908 as the National Association of Real Estate Exchanges.

NIKKEI 225 STOCK AVERAGE: A price weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

PSI 20 INDEX: A capitalization weighted index of the top 20 stocks listed on the Lisbon Stock exchange.

PRICE-TO-EARNINGS RATIO (P/E): A valuation measure calculated by dividing a stock's price by its current or projected earnings per share. The P/E ratio gives an idea of how much an investor is paying for current or future earnings power.

S&P 500/(R)/ INDEX: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SHANGHAI COMPOSITE INDEX: A capitalization weighted index that tracks the daily price performance of all A shares and B shares listed on the Shanghai Stock Exchange.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                             THE ZWEIG FUND, INC.

                            SCHEDULE OF INVESTMENTS

                                MARCH 31, 2010
                                  (UNAUDITED)

                                                         NUMBER OF
                                                          SHARES    VALUE
     ($ REPORTED IN THOUSANDS)                           --------- -------
     INVESTMENTS
     COMMON STOCKS                                 75.4%
     CONSUMER DISCRETIONARY -- 1.8%
        McDonald's Corp..............................      94,000  $ 6,272
                                                                   -------
                                                                     6,272
                                                                   -------
     CONSUMER STAPLES -- 10.2%
        Altria Group, Inc............................     279,000    5,725
        Bunge Ltd....................................      88,000    5,423
        Clorox Co. (The).............................      98,000    6,286
        Costco Wholesale Corp........................      98,000    5,852
        PepsiCo, Inc.................................      96,000    6,351
        Philip Morris International, Inc.............     120,000    6,259
                                                                   -------
                                                                    35,896
                                                                   -------
     ENERGY -- 14.7%
        Chesapeake Energy Corp.......................     225,000    5,319
        Chevron Corp.................................      76,000    5,763
        ConocoPhillips...............................     115,000    5,885
        Halliburton Co...............................     195,000    5,875
        Massey Energy Co.............................     111,000    5,804
        Occidental Petroleum Corp....................      81,000    6,848
        Petroleo Brasileiro SA ADR...................     130,000    5,784
        Valero Energy Corp...........................     245,000    4,826
        Williams Cos., Inc. (The)....................     256,000    5,914
                                                                   -------
                                                                    52,018
                                                                   -------
     FINANCIALS -- 3.1%
        Goldman Sachs Group, Inc. (The)..............      34,000    5,801
        Hudson City Bancorp, Inc.....................     360,000    5,098
                                                                   -------
                                                                    10,899
                                                                   -------
     HEALTH CARE -- 10.0%
        Biogen Idec, Inc./(2)/.......................     105,000    6,023
        Gilead Sciences, Inc./(2)/...................     129,000    5,867
        Johnson & Johnson............................      91,000    5,933
        Shire plc ADR................................      92,000    6,068

                     See Notes to Schedule of Investments

                                                       NUMBER OF
                                                        SHARES    VALUE
       ($ REPORTED IN THOUSANDS)                       --------- --------
       HEALTH CARE (CONTINUED)
          St. Jude Medical, Inc./(2)/...............    142,000  $  5,829
          UnitedHealth Group, Inc...................    172,000     5,619
                                                                 --------
                                                                   35,339
                                                                 --------
       INDUSTRIALS -- 9.6%
          Caterpillar, Inc..........................     94,000     5,908
          Continental Airlines, Inc. Class B/(2)/...    292,000     6,415
          Dryships, Inc./(2)/.......................    943,000     5,507
          Foster Wheeler AG/(2)/....................    160,000     4,343
          L-3 Communications Holdings, Inc..........     65,000     5,956
          Union Pacific Corp........................     80,000     5,864
                                                                 --------
                                                                   33,993
                                                                 --------
       INFORMATION TECHNOLOGY -- 14.0%
          Cisco Systems, Inc./(2)/..................    280,500     7,302
          Corning, Inc..............................    315,000     6,366
          Hewlett-Packard Co........................    117,000     6,219
          International Business Machines Corp......     45,000     5,771
          Microsoft Corp............................    187,500     5,488
          Nokia OYJ Sponsored ADR...................    345,000     5,361
          QUALCOMM, Inc.............................    170,000     7,138
          Research In Motion Ltd./(2)/..............     81,000     5,990
                                                                 --------
                                                                   49,635
                                                                 --------
       MATERIALS -- 7.2%
          Alcoa, Inc................................    428,000     6,095
          Freeport-McMoRan Copper & Gold, Inc.......     81,000     6,767
          Nucor Corp................................    135,000     6,126
          Potash Corp. of Saskatchewan, Inc.........     54,000     6,445
                                                                 --------
                                                                   25,433
                                                                 --------
       TELECOMMUNICATION SERVICES -- 3.3%
          AT&T, Inc.................................    220,000     5,685
          Verizon Communications, Inc...............    192,000     5,956
                                                                 --------
                                                                   11,641
                                                                 --------
       UTILITIES -- 1.5%
          Exelon Corp...............................    119,000     5,213
                                                                 --------
                                                                    5,213
                                                                 --------
              TOTAL COMMON STOCKS (Identified Cost $242,855)      266,339
                                                                 --------

                     See Notes to Schedule of Investments

                                                            NUMBER OF
                                                             SHARES       VALUE
   ($ REPORTED IN THOUSANDS)                               -----------  --------
   EXCHANGE TRADED FUNDS                            2.4%
      PowerShares Deutsche Bank Agriculture Fund/(2)/..        206,000  $  4,993
      Templeton Dragon Fund, Inc.......................        130,000     3,367
                                                                        --------
          TOTAL EXCHANGE TRADED FUNDS (Identified Cost $9,076)..           8,360
                                                                        --------
          TOTAL LONG TERM INVESTMENTS -- 77.8% (Identified cost
            $251,931)...........................................         274,699
                                                                        --------
   SHORT-TERM INVESTMENTS                          27.9%
   MONEY MARKET MUTUAL FUNDS -- 3.5%
      Dreyfus Cash Management Fund -- Institutional
        Shares (seven-day effective yield 0.070%)......     12,400,725    12,401
                                                                        --------

                                                               PAR
                                                           -----------
   U.S. TREASURY BILLS/(3)/ -- 24.4%
      U.S. Cash Management Bill 0.455%, 4/1/10.........    $    20,000    20,000
      U.S. Treasury Bill
        0.140%, 7/15/10..............................           20,000    19,991
        0.174%, 8/26/10..............................           12,000    11,990
        0.230%, 10/21/10.............................           34,000    33,955
                                                                        --------
                                                                          85,936
                                                                        --------
          TOTAL SHORT-TERM INVESTMENTS (Identified Cost $98,341)          98,337
                                                                        --------
          TOTAL INVESTMENTS (Identified Cost $350,272) --
            105.7%/(1)/.........................................         373,036
          OTHER ASSETS AND LIABILITIES, NET -- (5.7%)...........         (20,061)
                                                                        --------
          NET ASSETS -- 100.0%..................................        $352,975
                                                                        ========

--------
 (1) Federal Income Tax Information: For tax information at March 31, 2010, see
     Note 3 Federal Income Tax Information in the Notes to Schedules of Investments.
 (2) Non-income producing.
 (3) The rate shown is the discount rate.

             COUNTRY WEIGHTINGS AS OF 3/31/10+
             United States (includes short-term investments).  86%
             Bermuda.........................................   3
             Canada..........................................   3
             Brazil..........................................   2
             Switzerland.....................................   2
             United Kingdom..................................   2
             Greece..........................................   1
             Other...........................................   1
                                                              ---
             TOTAL........................................... 100%
                                                              ===

              --------
              + % of total investments as of March 31, 2010

                     See Notes to Schedule of Investments

   The following table provides a summary of inputs used to value the Fund's net assets as of March 31, 2010 (see Security Valuation Note 1A in the Notes to Schedule of Investments):

                                                                   LEVEL 2
                                             TOTAL      LEVEL 1  SIGNIFICANT
                                            VALUE AT    QUOTED   OBSERVABLE
                                         MARCH 31, 2010  PRICE      INPUT
                                         -------------- -------- -----------
   INVESTMENTS IN SECURITIES:
      Equity Securities:
          Common Stocks.................    $266,339    $266,339   $    --
          Exchange Traded Funds.........       8,360       8,360        --
          Short-Term Investments........      12,401      12,401        --
      Debt Securities:
          Short-Term Investments........
          U.S. Treasury Obligations.....      85,936          --    85,936
                                            --------    --------   -------
             Total......................    $373,036    $287,100   $85,936
                                            ========    ========   =======

   There are no Level 3 (significant unobservable inputs) priced securities.

                     See Notes to Schedule of Investments

                             THE ZWEIG FUND, INC.

                             FINANCIAL HIGHLIGHTS

                                MARCH 31, 2010
                                  (UNAUDITED)

(Reported in thousands except for the per share amounts)

                                                                                    NET ASSET VALUE
                                                                  TOTAL NET ASSETS    PER SHARE
                                                                 -----------------  ---------------
Beginning of period: December 31, 2009..........................          $353,054           $3.84
   Net investment income........................................ $   248            $   --
   Net realized and unrealized gain on investments..............   8,409              0.10
   Dividends from net investment income and distributions from
     net long-term and short-term capital gains*................  (8,736)            (0.10)
                                                                 -------            ------
   Net increase (decrease) in net assets/net asset value........               (79)             --
                                                                          --------           -----
End of period: March 31, 2010...................................          $352,975           $3.84
                                                                          ========           =====



--------
  *Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of March 31, 2010 , we estimate that 97% of distributions will represent return of capital and 3% will represent net investment income distributions which are taxable as ordinary income. Also refer to inside front cover for the Managed Distribution Plan.

                     See Notes to Schedule of Investments

                             THE ZWEIG FUND, INC.

                       NOTES TO SCHEDULE OF INVESTMENTS

                                MARCH 31, 2010
                                  (UNAUDITED)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

  A. SECURITY VALUATION:

   The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

   .   Level 1 -- quoted prices in active markets for identical securities

   . Level 2 -- prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 -- prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

   A description of the valuation techniques applied to the Funds major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the advisor, are generally categorized as Level 3 in the hierarchy.

   Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases the Fund fair values foreign securities using an external pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American depositary receipts, financial futures, exchange-traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore dealer supplied prices are utilized representing indicative bids based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the advisor are generally categorized as Level 3 in the hierarchy.

   Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

   Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

   Short-term Notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

   A summary of the inputs used to value the Funds' net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

NOTE 2 -- INDEMNIFICATIONS

   Under the Fund's organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 3 -- FEDERAL INCOME TAX INFORMATION

($ REPORTED IN THOUSANDS)

   At March 31, 2010, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

                                                        NET UNREALIZED
           FEDERAL        UNREALIZED      UNREALIZED     APPRECIATION
           TAX COST      APPRECIATION    DEPRECIATION   (DEPRECIATION)
        --------------  --------------  --------------  --------------
           $352,269        $43,052        $(22,285)        $20,767

NOTE 4 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 5 -- SUBSEQUENT EVENT EVALUATIONS

   Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that the following subsequent event requires recognition or disclosure in these financial statements.

   The Annual Meeting of Shareholders of The Zweig Fund, Inc. was held on May 11, 2010. Shareholders of the fund re-elected George R. Aylward and Alden C. Olson to serve as Directors until the third succeeding Annual Meeting in 2013.

                                KEY INFORMATION

ZWEIG SHAREHOLDER RELATIONS: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2009, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.